Exhibit 23





                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-9778) of Rhodia S.A. of our report dated June 25, 2003 relating to the financial statements of the Rhodia Inc. Saving Plus Plan, which appears in this Form 11-K.





/s/ PricewaterhouseCoopers LLP

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PricewaterhouseCoopers LLP



Florham Park, New Jersey
June 25, 2003